                                EXHIBIT 21.01

                           LAW COMPANIES GROUP, INC.
                DOMESTIC SUBSIDIARIES (INCLUDING PARTNERSHIPS)

                                             PLACE OF
SUBSIDIARY                                  INCORPORATION                           OWNERSHIP
----------                                  -------------                           ---------
Law International, Inc.                        Georgia                     Law Companies Group, Inc. (100%)

Gibb U.S.A.                                    Delaware                    Law International, Inc. (100%)

Gibb International Holdings, Inc.              Delaware                    Law International, Inc. (100%)

Law Engineering and                            Georgia                     Law Companies Group, Inc. (100%)
Environmental Services, Inc. ("LE2S")

Law Environmental Consultants, Inc.            Georgia                     LE2S (100%)

On-Site Technology, Inc.                       Georgia                     LE2S (100%)

Ensite, Inc.                                   Kentucky                    LE2S (100%)

Envirosource Incorporated                      Georgia                     LE2S (50%); The Spear Group, Inc. (50%)

LeRoy Crandall & Associates                    California                  Law Companies Group, Inc. (100%)

Law/Sundt, Inc.                                California                  LE2S (50%); SundtCorp (50%).

IAM/Environmental, Inc.                        Texas                       Law Companies Group, Inc. and LE2S (100%)

Law Environmental N.C., Inc.                   North Carolina              LE2S (100%)

Law/Spear L.L.C.                               Georgia                     LE2S (50%); The Spear Group, Inc. (50%)

Law International Sales Company                U.S. Virgin Islands         Law International, Inc. (100%)

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                           LAW COMPANIES GROUP, INC.
              INTERNATIONAL SUBSIDIARIES (INCLUDING PARTNERSHIPS)

                                                PLACE OF
SUBSIDIARY                                    INCORPORATION                 OWNERSHIP
----------                                    -------------                 ---------
Gibb Limited                                  England                       Gibb Holdings, Ltd. (100%)

Law International Thai Ltd                    Thailand                      Law International, Inc. (100%)

Gibb Africa Consulting Engineers Ltd          Cyprus                        Gibb International Holdings, Inc. (100%)

Gibb Africa International Ltd. (Cyprus)       Cyprus                        Gibb Africa Consulting Engineers Ltd. (100%)

Sir Alexander Gibb (Namibia) (Pty) Ltd        Republic of                   Gibb Africa International Ltd. (100%)
                                                Namibia

Gibb Swaziland (Pty) Ltd                      Swaziland                     Gibb Africa International Ltd. (100%)

Gibb (Lesotho) Pty Ltd                        Kingdom of                    Gibb Africa International Ltd. (100%)
                                               Lesotho

Gibb (Botswana) (Pty) Ltd                     Botswana                      Gibb Africa International Ltd. (100%)

Gibb Eastern Africa Ltd                       Kenya                         Gibb Africa International Ltd. (100%)

Gibb (Malawi) Ltd                             Malawi                        Gibb Africa International Ltd. (100%)

Gibb (Mauritius) Ltd                          Mauritius                     Gibb Africa International Ltd. (100%)

Gibb Africa Services (Pty) Ltd                S. Africa                     Gibb Africa International Ltd. (100%)

Sir Alexander Gibb & Partners (Zimbabwe)      Zimbabwe                      Gibb Africa International Ltd. (100%)
  (Private) Ltd

Hill Kaplan Scott Law Gibb (Pty) Ltd          S. Africa                     Gibb Africa Consulting Engineers Limited (100%)

HKS-Law Gibb Share Trust (Pty) Ltd            S. Africa                     Hill Kaplan Scott Law Gibb (Pty) Ltd (.01%)

MAM Services (Pty) Ltd.                       S. Africa                     Hill Kaplan Scott Law Gibb (Pty) Ltd (100%)

Geoscience Laboratories (Pty) Ltd             S. Africa                     Hill Kaplan Scott Law Gibb (Pty) Ltd (.01%)

Hill Kaplan Scott (Ciskei) Inc.               Republic of                   Hill Kaplan Scott Law Gibb (Pty) Ltd (100%)
                                                Ciskei

Hill Kaplan Scott (Transkei) Inc.             Republic of                   Hill Kaplan Scott Law Gibb (Pty) Ltd  (100%)
                                                Transkei

Hill Kaplan Scott (Venda) Inc.                   Republic of         Hill Kaplan Scott Law Gibb (Pty) Ltd  (100%)
                                                    Venda

HKS Agriland (Pty) Ltd                           S. Africa           Hill Kaplan Scott (Ciskei) Incorporated (51%)

Gibb Petermuller & Partners (Cyprus) Ltd         Cyprus              Gibb International Holdings, Inc. (100%)

Gibb Petermuller & Partners (Guernsey) Ltd       Channel Islands     Gibb Petermuller & Partners (Cyprus) Ltd (100%)

Giban Danismanlik ve Muhendislik Limited         Turkey              Gibb International Holdings, Inc. (50%)

Sir Alexander Gibb (Polska) Sp z o.o.            Poland              Gibb International Holdings, Inc. (100%)

Gibb Petermuller & Partners (Europe) Ltd         England             Gibb International Holdings, Inc. (100%)

Gibb Petermuller & Partners (Middle East) Ltd    England             Gibb International Holdings, Inc. (100%)

Gibb Petermuller & Partners, O.E.                Greece              Gibb Petermuller & Partners (Middle  East)
                                                                      Limited (50%)
                                                                     Gibb Petermuller & Partners (Europe)
                                                                      Limited (50%)

Kattan-Gibb                                      British             Gibb Petermuller & Partners, O.E. (24%)
                                                 Joint Venture       Gibb Limited (25%)

Gibb Holdings Limited                            England             Gibb International Holdings, Inc. (100%)

Gibb Ltd                                         England             Gibb Holdings Limited (100%)

Law Companies Group, Ltd                         Jersey              Gibb Ltd (.01%)

Gibb-Anglian Ltd                                 England             Gibb Ltd (50%)

Sir Alexander Gibb & Partners Ltd.               England             Gibb Limited (100%)

Westminster and Earley Services Ltd              England             Gibb Holdings Limited (100%)

Gibb Tanacsadasi Kft                             Hungary             Gibb Holdings Limited (100%)

WCML Development Company Ltd                     England             Gibb Holdings Limited (25%)

Prointec, S.A.                                   Spain               Gibb Holdings Limited (20%)

Gibb Holdings Ltd                                England             Gibb International Holdings,
                                                                     Inc. (100%)

Crispin Wride Architectural
Design Studios Ltd.                              England             Gibb Holdings Ltd. (100%)

Gibb Architects Ltd                              England             Gibb Holdings Ltd (50%)
                                                                     Gibb Petermuller & Partners (Guernsey)
                                                                      Limited (50%)

Nick Derbyshire Design Associates Ltd            England             Gibb Holdings Limited (100%)

Gibb Overseas (Jersey) Ltd                       Channel Islands     Gibb International Holdings, Inc. (100%)

Gibb (Hong Kong) Ltd                             Hong Kong           Gibb Overseas (Jersey) Ltd (100%)

Gibb Overseas Ltd                                England             Gibb Overseas (Jersey) Ltd (100%)

Gibb Gulf E.C.                                   State of Bahrain    Gibb Overseas Ltd (100%)

Gibb Australia Pty. Ltd                          Australia           Gibb Overseas Ltd (47%)

LEX International Insurance Co. Ltd.             Bermuda             Law Companies Group, Inc. (100%)

Carriber Insurance Co., Ltd. (Bermuda)           Bermuda             Law Companies Group, Inc. (100%)

Law Mexico, S.A. de C.V. (D.F. Mex)              Mexico              Law Engineering and Environmental
                                                                      Services, Inc. (90%)
                                                                     Law Companies Group, Inc. (10%)

Drexxa Law, S.A. de C.V. (D.F. Mex)              Mexico              Law Mexico, S.A. de C.V. (D.F. Mex) (49%)

Gibb Portugal Lda.                               Portugal            Gibb International Holdings, Inc. (99.95%)
                                                                      and Gibb Limited (.05%)